UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive, Springfield, Massachusetts, 01104

(Address of principal executive offices, including zip code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8	Other Events

Item 8.01	Other Events.

On February 29, 2024, Eversource Energy (“Eversource”) issued a news release announcing that, following the recent re-bid of the Sunrise Wind offshore wind farm by joint venture partners Eversource and Ørsted, New York has selected the project in its latest solicitation, New York 4, to deliver substantial economic benefits and advance climate goals.

The ready-to-build project would be the largest U.S. offshore wind farm upon its completion in 2026. With this successful award, Eversource will remain contracted to lead Sunrise Wind’s onshore construction even after finalizing the agreement to sell its 50-percent interest in the project to Ørsted. Upon the completion of a successful sale, Eversource no longer expects to have any risk exposure related to Sunrise Wind, including abandonment costs that were assumed in its impairment assessment. Eversource expects the sale of Sunrise Wind to Ørsted will be completed later this year, subject to customary regulatory approvals.

Sunrise Wind will now begin the next steps of finalizing agreements with New York’s energy agency, NYSERDA, on the OREC (Offshore Wind Renewable Energy Certificates) contract. The completion of Eversource’s agreement to sell its interest in the project is subject to signing of an OREC contract with NYSERDA, finalization of acquisition agreements, receipt of the federal construction and operations plan (COP), and relevant regulatory approvals.

The project’s design has been reviewed and accepted by all relevant state agencies, and it has secured all major supplier and project labor agreements. Sunrise Wind is scheduled to be operational in 2026 and will begin the full scope of construction once it has received all federal permits, slated for this summer, and following a final investment decision by Ørsted that is anticipated in the second quarter of 2024.

Forward-Looking Statements

This Current Report on Form 8-K includes statements concerning Eversource’s expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as “estimate,” “expect,” “anticipate,” “intend,” “plan,” “project,” “believe,” “forecast,” “should,” “could” and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; our ability to complete the offshore wind investments sales process on the timelines, terms and pricing we expect; if we and the counterparties are unable to satisfy all closing conditions and consummate the purchase and sale transactions with respect to our offshore wind assets; if we are unable to qualify for investment tax credits related to these projects; if we experience variability in the projected construction costs of the offshore wind projects, if there is a deterioration of market conditions in the offshore wind industry; and if the projects do not commence operation as scheduled or within budget or are not completed, disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource’s reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource’s website at www.eversource.com and on the SEC’s website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource’s actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
99.1	Eversource Energy news release, dated February 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

February 29, 2024	By:	/s/ Jay S. Buth
Jay S. Buth
Vice President, Controller and Chief Accounting Officer